Exhibit 32.1

CERTIFICATION DISCLOSURE PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

I, Xiao-Qing (Angela) Du, Chief Executive Officer of China Mobility Solutions, Inc. (the Company), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(a)  the Quarterly Report on Form 10-QSB of the Company for the quarter ended September 30, 2006, to which this certification accompanies (the Periodic Report), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b) the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 20, 2006	By:	/s/ Xiao-Qing (Angela) Du

Xiao-Qing (Angela) Du

Title: Chief Executive Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to China Mobility Solutions, Inc. and will be retained by China Mobility Solutions, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

984967.3

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Exhibit 32.2
CERTIFICATION DISCLOSURE PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

I, Ernest Cheng, Chief Financial Officer of China Mobility Solutions, Inc. (the Company), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(a)  the Quarterly Report on Form 10-QSB of the Company for the quarter ended September 30, 2006, to which this certification accompanies (the Periodic Report), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b) the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 20, 2006
By:	/s/ Ernest Cheng

Ernest Cheng

Title: Chief Financial Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to China Mobility Solutions, Inc. and will be retained by China Mobility Solutions, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.